NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund	Nationwide International Small Cap Fund
Nationwide Bailard International Equities Fund	Nationwide Invesco Core Bond Fund (formerly,
Nationwide Bailard Technology & Science Fund	Nationwide BNY Mellon Core Plus Bond Fund)
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Janus Henderson Overseas Fund
Nationwide BNY Mellon Dynamic U.S. Equity	Nationwide Loomis All Cap Growth Fund
Income Fund	Nationwide Loomis Core Bond Fund
Nationwide Bond Index Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Fund	Nationwide Mid Cap Market Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide S&P 500 Index Fund
Nationwide Global Sustainable Equity Fund	Nationwide Small Cap Index Fund
Nationwide Government Money Market Fund	Nationwide Strategic Income Fund (formerly,
Nationwide GQG US Quality Equity Fund	Nationwide Amundi Strategic Income Fund)
Nationwide Inflation-Protected Securities Fund	Nationwide WCM Focused Small Cap Fund
Nationwide International Index Fund

Supplement dated September 12, 2025

to the Statement of Additional Information (“SAI”) dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Global Sustainable Equity Fund

1.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on September 10, 2025, the Board approved the termination of UBS Asset Management (Americas) LLC (“UBS”) as the subadviser to the Nationwide Global Sustainable Equity (the “Fund”), and the appointment of Schroder Investment Management North America Inc. (“Schroders”) as the Fund’s new subadviser, effective on or about November 14, 2025 (the “Effective Date”).

2.	As of the Effective Date, the SAI is amended as follows:

a.	The Fund is renamed the “Nationwide Schroders Global Equity Fund.” All references to the Fund’s former name in the SAI are replaced accordingly.

b.	All references to, and information regarding, UBS in the SAI are deleted in their entirety.

c.	All references to, and information regarding, Steven Magill, CFA, and Adam Jokich, CFA are deleted in their entirety.

d.	The information relating to the Fund in the bullet point list under the heading “Limitation of Fund Expenses” on page 70 of the SAI is deleted in its entirety and replaced with the following:

•	Nationwide Schroders Global Equity Fund to 0.79%

e.	The following replaces the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 73 of the SAI:

Fund	Subadviser
Nationwide Schroders Global Equity Fund	Schroder Investment Management North America Inc.

f.	The following supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on pages 73-74 of the SAI:

Schroder Investment Management North America Inc., is a registered investment adviser and an indirect, wholly-owned subsidiary of Schroders plc, a British multinational asset management company headquartered in London, England.

g.	The following supplements the information under the heading “Appendix B – Proxy Voting Guidelines Summaries”:

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (“SCHRODERS”)

Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.

Proxy Voting Policy Requirements

Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:

Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.

Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.

Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.

All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.

Schroders Global Voting Guidelines can be found on Schroders’ website (https://www.schroders.com/en-us/us/
institutional/what-we-do/our-sustainable-investment-policies-disclosures-voting-reports/proxy-voting-policy-guidelines/ ). The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.

Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.

Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.

Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.

Schroders has the ability to conduct all voting electronically.

All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.

Voting Escalation Process

Where an agreement on how to vote the shares cannot be reached between the relevant Corporate Governance team and the relevant Investment team(s):

The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.

The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.

The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.

For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.

Conflicts of Interest

Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.

Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.

Examples of potential conflicts of interest include, but are not limited to:

Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.

Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.

Where a Schroders plc director or senior manager is a director of the company in question.

Where Schroders plc or an affiliate is a shareholder of the company being voted on.

Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.

Where the Corporate Governance team votes on Schroders plc resolutions.

There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.

Corporate Actions

In the case of mergers, acquisitions or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.

There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).

h.	The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of June 30, 2025)
Schroder Investment Management North America Inc.
Alex Tedder	Nationwide Schroders Global Equity Fund	None
Frank Thormann, CFA	Nationwide Schroders Global Equity Fund	None

i.	The following supplements the information under subsection “Description of Compensation Structure” under the heading “Appendix C – Portfolio Managers”:

Schroder Investment Management North America Inc. (“Schroders”)

COMPENSATION OF SCHRODERS’ PORTFOLIO MANAGERS

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. With respect to each Fund for which Schroder Investment Management North America Inc. (SIMNA) serves as the sub-adviser, the Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available. A limited number of portfolio managers at Schroders may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees at Schroders, typically those in Schroders Capital business, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance.

Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders considers a range of performance metrics including the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies Schroders’ corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

j.	The information for UBS in the subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of June 30, 2025)
Schroder Investment Management North America Inc.
Alex Tedder	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $6,764 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 70 accounts, $30,154 million total assets (7 accounts, $2,174 million total assets for which the advisory fee is based on performance)
Frank Thormann	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $11,836 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 13 accounts, $4,667 million total assets (1 account, $1,185 million total assets for which the advisory fee is based on performance)

k.	The following supplements the information under subsection “Potential Conflicts of Interest” under the heading “Appendix C – Portfolio Managers”:

Schroder Investment Management North America Inc. (“Schroders”)

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all his or her time to a Fund may be seen as a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account in the direction of such a fund or account that may adversely impact on the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to the allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time.

Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly link compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders have adopted compliance procedures that are designed to address these, and other, types of conflicts. For example, all directors, officers, employees and supervised persons of the Sub-Adviser are subject to the provisions of Codes of Ethics regarding personal securities transactions and Insider Trading Policies. As part of its Codes of Ethics, SIMNA Inc. has also imposed upon employees a mandatory 60-day holding period on transactions in registered investment companies it advises or sub-advises. In addition, pursuant to Schroders’ policies, trades for accounts in the same strategy are generally carried out as aggregated trades. In such trades, each account gets an average price and shares pro rata in the transaction cost. Where trades are done in the aggregate, a portfolio manager cannot favor one account over the other. Further, accounts in the same strategy are included in a single composite for the purposes of performance presentations for that strategy. A performance committee consisting of investment and compliance staff oversees these composites including a review of any account that is an “outlier.” An outlier would be any account that deviated significantly from the performance of the composite as a whole. Portfolio managers are required to explain whenever account performance is significantly different than composite results. This outlier review is designed to identify accounts that needed further analysis if a manager unduly favored one account in the same strategy.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Schroders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE